Exhibit 10.16

Execution Version

FIRST AMENDMENT
TO

SHARE PURCHASE AGREEMENT

This First Amendment to Share Purchase Agreement, dated as of September 27, 2019 (this “Amendment”), is by and among ALON PARAMOUNT HOLDINGS, INC., a Delaware corporation (“Seller”), and GCE HOLDINGS ACQUISITIONS, LLC, a Delaware limited liability company (“Buyer”). Seller and Buyer are from time to time referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Seller and Buyer are parties to that certain Share Purchase Agreement by and between Seller and Buyer dated April 29, 2019 (the “Purchase Agreement”); and

WHEREAS, Seller and Buyer desire to amend the Purchase Agreement as further described in this Amendment.

NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.Definitions.  All capitalized terms used and not defined in this Amendment shall have the meanings ascribed thereto in the Purchase Agreement unless expressly provided otherwise in this Amendment, and all rules as to interpretation and usage set forth therein shall apply hereto

2.Section 1.1 (Definitions).  The definition of “Long Stop Date” in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

““Long Stop Date” means August 27, 2019 unless Buyer extends such date to September 27, 2019 as permitted and pursuant to Section 9.2, provided that if Buyer elects to extend the Long Stop Date to September 27, 2019 pursuant to Section 9.2 and the Closing has not occurred as of September 27, 2019, then the Long Stop Date shall be extended to the date set forth in Section 9.4.”

3. Section 9.4 (Further Extension of Long Stop Date). The following paragraph is hereby added as a new Section 9.4 of the Purchase Agreement:

“Without limiting or modifying the provisions of Section 9.2, the Parties hereby agree to extend the Long Stop Date to October 4, 2019.”

4. Instrument of Amendment.  Seller and Buyer acknowledge and agree that this Amendment constitutes a written amendment signed by each Party to the Purchase Agreement and fulfills the requirements of an amendment contemplated by Section 11.1 of the Purchase Agreement.  Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Purchase Agreement as modified by this Amendment.

4.Ratification.  Except as otherwise set forth herein, the Purchase Agreement is hereby ratified, confirmed and approved in all respects.

5.Entire Agreement.  This Amendment (which term shall be deemed to include any annexes, schedules and disclosure schedules hereto), the Purchase Agreement (which term shall be deemed to include the annexes, schedules and disclosure schedules thereto and the other certificates, documents and instruments delivered thereunder), as amended from time to time, and the other Transaction Documents constitute the entire agreement among the Parties and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof.

6.Governing Law.  This Amendment and the rights and obligations of the Parties hereto shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

7.Expenses. All fees, costs and expenses incurred by Seller or Buyer in negotiating this Amendment, conducting the non-binding discussions contemplated herein or consummating the transactions contemplated by this Amendment shall be paid by the Party incurring the same, including legal and accounting fees, costs and expenses.

8.Counterparts.  This Amendment may be executed in multiple counterparts and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Signed counterparts of this Agreement may be delivered by facsimile and by scanned pdf image.

[Signature page follows.]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized representative(s) effective as of the day and year first written above.

“Seller”

ALON PARAMOUNT HOLDINGS, INC.

By:	/s/ FREDEREC GREEN

Name:	Frederec Green
Title:	EVP

By:	/s/ MARK PAGE

Name:	Mark Page
Title:	EVP

[Signature Page to First Amendment to SPA]

“Buyer”

GCE HOLDINGS ACQUISITIONS, LLC

By:	/s/ RICHARD PALMER

Name:	Richard Palmer
Title:	President and CEO

[Signature Page to First Amendment to SPA]